                                                                    Exhibit 4(a)

================================================================================



                       TUPPERWARE FINANCE COMPANY B.V.,

                                    Issuer



                            TUPPERWARE CORPORATION,

                                   Guarantor



                                      AND



                    ______________________________________,

                                    Trustee



                           -------------------------



                                   INDENTURE



                         Dated as of __________, 1996



                          --------------------------



================================================================================


||                             TABLE OF CONTENTS
     PARTIES.........................................................   1
     RECITALS........................................................   1
          Authorization of Indenture.................................   1
          Compliance with Legal Requirements.........................   1
          Purpose of and Consideration for Indenture.................   1


                                  ARTICLE ONE

                                  DEFINITIONS

Section 1.1.  Certain Terms Defined..................................   1
              Authenticating Agent...................................   2
              Board of Directors.....................................   2
              Board Resolution.......................................   2
              Business Day...........................................   2
              Commission.............................................   2
              Consolidated Net Tangible Assets.......................   2
              Corporate Trust Office.................................   3
              Coupon.................................................   3
              Coupon Security........................................   3
              Dollar.................................................   3
              Event of Default.......................................   3
              Exempted Indebtedness..................................   3
              Foreign Currency.......................................   3
              Funded Debt............................................   4
              Guarantee..............................................   4
              Guarantor..............................................   4
              Guarantor Request......................................   4
              Holder, Holder of Securities, Securityholder...........   4
              Indenture..............................................   4
              Issuer.................................................   4
              Issuer Notice..........................................   4
              Issuer Order, Issuer Request...........................   4
              Officer's Certificate..................................   5
              Opinion of Counsel.....................................   5
              Original Issue Date....................................   5
              Original Issue Discount Security.......................   5
              Outstanding............................................   5
              Paying Agent...........................................   6
              Person.................................................   6
              Place of Payment.......................................   6
              principal..............................................   6
              Principal Property.....................................   6
              Registered Holder......................................   6
              Registered Security....................................   6
              Responsible Officer....................................   6
              Restricted Subsidiary..................................   6
              Security, or Securities................................   7


              Series, Series of Securities..........................   7
              Stated Maturity.......................................   7
              Subsidiary............................................   7
              Tranche...............................................   7
              Trustee...............................................   7
              Trust Indenture Act of 1939, Trust Indenture
                Act.................................................   7
              United States.........................................   7
              United States Alien ..................................   7
              Unregistered Security.................................   8
              vice president........................................   8
              Yield to Maturity.....................................   8


                                  ARTICLE TWO

                                  SECURITIES

Section 2.1   Forms Generally.......................................   8
Section 2.2   Form of Trustee's Certificate of Authentication.......   9
Section 2.3   Amount Unlimited; Issuable in Series..................   9
Section 2.4   Authentication and Delivery of Securities.............  12
Section 2.5   Execution of Securities...............................  14
Section 2.6   Certificate of Authentication.........................  15
Section 2.7   Denomination and Date of Securities;
                Payments of Interest................................  15
Section 2.8   Registration, Transfer and Exchange...................  18
Section 2.9   Mutilated, Defaced, Destroyed, Lost and
                Stolen Securities...................................  22
Section 2.10  Cancellation of Securities, Destruction
                Thereof.............................................  24
Section 2.11  Temporary Securities..................................  24
Section 2.12  Compliance with Certain Laws and Regulations..........  25
Section 2.13  Unconditional Guarantee...............................  25
Section 2.14  Execution of Guarantees...............................  27
Section 2.15  Assumption by Guarantor...............................  27
Section 2.16  Appointment of Agents With Respect to
                 Certain Calculations...............................  28


                                 ARTICLE THREE

                   COVENANTS OF THE ISSUER AND THE GUARANTOR

Section 3.1   Payment of Principal and Interest.....................  29
Section 3.2   Offices for Payment, etc..............................  29
Section 3.3   Appointment to Fill a Vacancy in Office of
                Trustee.............................................  31
Section 3.4   Paying Agents.........................................  31
Section 3.5   Restrictions on Secured Debt..........................  32
Section 3.6   Limitation on Sale and Lease-Back
                Transactions........................................  33


Section 3.7   Additional Amounts...........................................  35
Section 3.8   Existence....................................................  36
Section 3.9   Maintenance of Properties....................................  36


                                 ARTICLE FOUR

                   SECURITYHOLDERS' LISTS AND REPORTS BY THE
                     ISSUER, THE GUARANTOR AND THE TRUSTEE

Section 4.1   Issuer and Guarantor to Furnish Trustee Information
                as to Names and Addresses of Securityholders...............  36
Section 4.2   Preservation and Disclosure of Securityholders' Lists........  37
Section 4.3   Reports by the Issuer and the Guarantor......................  39
Section 4.4   Reports by the Trustee.......................................  40


                                 ARTICLE FIVE

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              ON EVENT OF DEFAULT

Section 5.1   Event of Default Defined; Acceleration of Maturity;
                Waiver of Default..........................................  41
Section 5.2   Collection of Indebtedness by Trustee; Trustee
                May Prove Debt.............................................  44
Section 5.3   Application of Proceeds......................................  46
Section 5.4   Suits for Enforcement........................................  48
Section 5.5   Restoration of Rights on Abandonment of
                Proceedings................................................  48
Section 5.6   Limitations on Suits by Securityholders......................  48
Section 5.7   Unconditional Right of Securityholders to
                Institute Certain Suits....................................  49
Section 5.8   Powers and Remedies Cumulative; Delay or
                Omission Not Waiver of Default.............................  49
Section 5.9   Control by Securityholders...................................  49
Section 5.10  Waiver of Past Defaults......................................  50
Section 5.11  Trustee to Give Notice of Default, But May Withhold
                in Certain Circumstances...................................  51
Section 5.12  Right of Court to Require Filing of Undertaking
                to Pay Costs...............................................  51


                                  ARTICLE SIX

                            CONCERNING THE TRUSTEE

Section 6.1   Duties and Responsibilities of the Trustee;
                Prior to Default; During Default...........................  51
Section 6.2   Certain Rights of the Trustee................................  53



Section 6.3   Trustee Not Responsible for Recitals,
                Disposition of Securities or Application of
                Proceeds Thereof...........................................  54
Section 6.4   Trustee and Agents May Hold Securities;
                Collections, etc...........................................  54
Section 6.5   Moneys Held by Trustee.......................................  55
Section 6.6   Compensation and Indemnification of Trustee and Its
                Prior Claim................................................  55
Section 6.7   Right of Trustee to Rely on Officer's Certificate, etc.......  55
Section 6.8   Disqualification of Trustee; Conflicting Interests...........  56
Section 6.9   Persons Eligible for Appointment as Trustee..................  56
Section 6.10  Resignation and Removal; Appointment of Successor Trustee....  56
Section 6.11  Acceptance of Appointment by Successor Trustee...............  58
Section 6.12  Merger, Conversion, Consolidation or Succession to
                Business of Trustee........................................  59
Section 6.13  Preferential Collection of Claims Against the Issuer
                and the Guarantor..........................................  60
Section 6.14  Appointment of Authenticating Agent..........................  64


                                 ARTICLE SEVEN

                         CONCERNING THE SECURITYHOLDERS

Section 7.1   Evidence of Action Taken by Securityholders..................  65
Section 7.2   Proof of Execution of Instruments............................  66
Section 7.3   Holders to Be Treated as Owners..............................  66
Section 7.4   Securities Owned by Issuer or Guarantor Deemed
                Not Outstanding............................................  67
Section 7.5   Right of Revocation of Action Taken..........................  67
Section 7.6   Record Date for Determination of Holders Entitled
                to Vote....................................................  68


                                 ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES

Section 8.1   Supplemental Indentures Without Consent of
                Securityholders............................................  68
Section 8.2   Supplemental Indentures With Consent of
                Securityholders............................................  70
Section 8.3   Effect of Supplemental Indenture.............................  71
Section 8.4   Documents to Be Given to Trustee.............................  71
Section 8.5   Notation on Securities in Respect of Supplemental
                Indentures.................................................  71

                                 ARTICLE NINE

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 9.1         Guarantor May Consolidate, etc., on Certain
                     Terms...........................................  72
Section 9.2         Successor Corporation Substituted................  72
Section 9.3         Opinion of Counsel to Trustee....................  73


                                  ARTICLE TEN

                      DEFEASANCE AND COVENANT DEFEASANCE

Section 10.1        Option to Effect Defeasance or Covenant
                     Defeasance......................................  73
Section 10.2        Defeasance and Discharge.........................  74
Section 10.3        Covenant Defeasance..............................  74
Section 10.4        Conditions to Defeasance or Covenant
                     Defeasance......................................  75
Section 10.5        Deposited Money and U.S. Government
                     Obligations to Be Held in Trust;
                     Miscellaneous Provisions........................  77
Section 10.6        Reinstatement....................................  78
Section 10.7        Return of Unclaimed Moneys Held by Trustee and
                     Paying Agent....................................  78
Section 10.8        Satisfaction and Discharge of Indenture..........  78


                                ARTICLE ELEVEN

                           MISCELLANEOUS PROVISIONS

Section 11.1        Incorporators, Stockholders, Officers
                     and Directors of Issuer and Guarantor
                     Exempt from Individual Liability................  80
Section 11.2        Provisions of Indenture for the Sole
                     Benefit of Parties and Securityholders..........  80
Section 11.3        Successors and Assigns of Issuer and
                     Guarantor Bound by Indenture....................  80
Section 11.4        Notices and Demands on Issuer, Guarantor,
                     Trustee and Securityholders.....................  80
Section 11.5        Officer's Certificates and Opinions of
                     Counsel; Statements to Be Contained
                     Therein.........................................  81
Section 11.6        Payments Due on Saturdays, Sundays and
                     Holidays........................................  83
Section 11.7        Conflict of Any Provision of Indenture with
                     Trust Indenture Act of 1939.....................  83
Section 11.8        New York Law to Govern; Submission to
                     Jurisdiction....................................  83
Section 11.9        Counterparts.....................................  84
Section 11.10       Effect of Headings...............................  84

Section 11.11       Determination of Principal Amount................  84


                                ARTICLE TWELVE

                  REDEMPTION OF SECURITIES AND SINKING FUNDS

Section 12.1        Applicability of Article.........................  84
Section 12.2        Notice of Redemption; Partial Redemptions........  84
Section 12.3        Payment of Securities Called for Redemption......  86
Section 12.4        Exclusion of Certain Securities from
                     Eligibility for Selection for Redemption........  87
Section 12.5        Mandatory and Optional Sinking Funds.............  87


                                ARTICLE THIRTEEN

                         PAYMENT OF ADDITIONAL AMOUNTS

Section 13.1        Applicability of Article.........................  90
Section 13.2        Payment of Additional Amounts....................  90
Section 13.3        Optional Tax Redemption..........................  91

TESTIMONIUM

SIGNATURES

ACKNOWLEDGMENTS

Exhibit A - Form of Certification to Be Given By Person
            Entitled to Receive Bearer Security
||

                           CROSS REFERENCE SHEET*/1/

     Provisions of Trust Indenture Act of 1939, as amended, and Indenture dated as of ______________, 1996, among TUPPERWARE FINANCE COMPANY B.V., TUPPERWARE CORPORATION and ______________________________, Trustee:

   Section of the Act             Section of Indenture
   ------------------             --------------------
310(a)(1) and (2)                 6.9
310(a)(3) and (4)                 Inapplicable
310(b)                            6.8 and 6.10
310(c)                            Inapplicable
311(a)                            6.13(a) and (c)(1) and (2)
311(b)                            6.13(b)
311(c)                            Inapplicable
312(a)                            4.1 and 4.2(a)
312(b)                            4.2(a) and (b)
312(c)                            4.2(c)
313(a)                            4.4(a)(i), (ii), (iii), (iv),
                                    (v) and (vi)
313(b)(1)                         Inapplicable
313(b)(2)                         4.4
313(c)                            4.4
313(d)                            4.4
314(a)                            4.3
314(b)                            Inapplicable
314(c)(1) and (2)                 11.5
314(c)(3)                         Inapplicable
314(d)                            Inapplicable
314(e)                            11.5
314(f)                            Inapplicable
315(a), (c) and (d)               6.1
315(b)                            5.11
315(e)                            5.12
316(a)(1)                         5.9 and 5.10
316(a)(2)                         Not required
316(a) (last sentence)            7.4
316(b)                            5.7
316(c)                            7.6
317(a)                            5.2
317(b)                            3.4(a) and (b)
318(a)                            11.7

- -----------------------
    /1/
*  This Cross Reference Sheet is not part of the Indenture.

     THIS INDENTURE, dated as of _____________, 1996 among TUPPERWARE FINANCE COMPANY B.V., a Netherlands corporation (the "Issuer"), TUPPERWARE CORPORATION, a Delaware corporation (the "Guarantor") and _________________, as Trustee (the "Trustee"),

                             W I T N E S S E T H:

     WHEREAS, the Issuer has duly authorized the issue from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture;

     WHEREAS, the Guarantor has duly authorized the execution and delivery of this Indenture and the Guarantees (as defined herein) and deems it appropriate from time to time to issue its Guarantees of the Securities on the terms herein provided; and

     WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

     NOW, THEREFORE:

     In consideration of the premises and the purchases of the Securities by the Holders thereof, the Issuer, the Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

     Section 1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles in the United States, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted in the United States at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole, as supplemented and amended from time to time, and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more Series.

          "Board of Directors" means either the Board of Directors of the Issuer or the Guarantor or a duly authorized committee of the Board of Directors of the Guarantor duly authorized to act hereunder.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary (or other duly authorized person) of the Issuer or the Guarantor to have been duly adopted by the Board of Directors of the Issuer or the Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means, except as may otherwise be provided in the form of Securities of any particular Series, with respect to any Place of Payment, any day, other than a Saturday or Sunday, that is not a legal holiday, or a day on which banking institutions are authorized or required by law or regulation to close in The City of New York or in that Place of Payment, or with respect to Securities denominated in a Foreign Currency, the capital city of the country of such Foreign Currency.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Consolidated Net Tangible Assets" means the total assets of the Guarantor and its consolidated subsidiaries as shown on or reflected in its balance sheet less (a) all current liabilities (excluding Funded Debt), (b) advances to entities accounted for on the equity method of accounting, and (c) intangible assets. "Intangible assets" means the aggregate value (net of any applicable reserves), as shown on or reflected in such balance sheet, of: (i) all trade names, trademarks, licenses, patents, copyrights and goodwill; (ii) organizational and development costs; (iii) deferred charges (other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible assets being amortized); and
(iv) unamortized debt discount and expense, less unamortized premium.

          "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at ____________________________________________.

          "Coupon" means any interest coupon appertaining to any Coupon
Security.

          "Coupon Security" means any Security authenticated and delivered with one or more Coupons appertaining thereto.

          "Dollar" means the coin or currency of the United States which as of the time of payment is legal tender for the payment of public and private debts.

          "Event of Default" means any event or condition specified as such in
Section 5.1.

          "Exempted Indebtedness" means the sum of (i) all outstanding indebtedness of the Guarantor and its Restricted Subsidiaries incurred after the date of this Indenture and secured by liens proscribed in Section 3.5, and (ii) the aggregate of present values (discounted at a rate per annum equal to the average interest borne by all Outstanding Securities determined on a weighted average basis and compounded semi-annually) of the obligations of the Guarantor or any Restricted Subsidiaries for rental payments during the remaining term of all leases (including any period for which any such lease has been extended or may, at the option of the lessor, be extended) of all Principal Property other than those leases expressly permitted by paragraph (b) of Section 3.6. The net amount of rent required to be paid under any such lease for any such term shall be the amount of the rent payable by the lessee with respect to such period, after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges and contingent rents such as those based on sales. In the case of any such lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

          "Foreign Currency" means a currency issued by the government of any country other than the United States.

          "Funded Debt" means (i) all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the determination is made or having a maturity of 12 months or less but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower and
(ii) rental obligations payable more than 12 months from such date under leases which are capitalized in accordance with generally accepted accounting principles (such rental obligations to be included as Funded Debt at the amount so capitalized at the date of such computation and to be included for the purposes of the definition of Consolidated Net Tangible Assets both as an asset and as Funded Debt at the respective amounts so capitalized).

          "Guarantee" means the agreement of the Guarantor in the form set forth in Section 2.13, to be endorsed on the Securities authenticated and delivered hereunder.

          "Guarantor" means the Person named as the Guarantor in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

          "Guarantor Request" means a written request of the Guarantor, signed in its name by, the Chief Executive Officer, President or Chief Financial Officer of the Guarantor.

          "Holder," "Holder of Securities," "Securityholder" or other similar terms mean the holder of an Unregistered Security or a Registered Holder of a Registered Security and, when used with respect to any Coupon, means the holder thereof.

          "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular Series of Securities established as contemplated hereunder.

          "Issuer" means (except as otherwise provided in Article Six) Tupperware Finance Company B.V., a Netherlands corporation and, subject to Article Nine, its successors and assigns.

          "Issuer Notice" means the confirmation of the Issuer, transmitted by telex, telecopy or in writing to the Trustee of the terms of the issuance of any Securities issuable in Tranches.

          "Issuer Order" or "Issuer Request" means a written order or request of the Issuer, signed in its name by, one of its directors.

          "Officer's Certificate" means a certificate signed by a director or other authorized person of the Issuer or by the Chairman of the Board, President, Chief Financial Officer or the Treasurer of the Guarantor, as the case may be, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 11.5. Unless otherwise indicated, an Officer's Certificate of the Issuer only shall be required.

          "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer or the Guarantor, as the case may be. Each such opinion shall include the statements provided for in
Section 11.5.

          "Original Issue Date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

          "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the maturity thereof pursuant to
Section 5.1.

          "Outstanding" when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the holders of such Securities (if the Issuer shall act as its own Paying Agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

          "Paying Agent" means any Person (which may include the Issuer) authorized by the Issuer to pay the principal of or interest, if any, on any Security on behalf of the Issuer.

          "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

          "Place of Payment," when used with respect to the Securities of any Series, means the place or places where the principal of and interest, if any, on the Securities of that Series are payable as specified pursuant to Section 3.2.

          "principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any."

          "Principal Property" means any manufacturing facility owned by the Guarantor or any Restricted Subsidiary and located within the United States the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 1% percent of Consolidated Net Tangible Assets, other than any such facility or portion thereof which the Board of Directors of the Guarantor reasonably determines is not material to the business conducted by the Guarantor and its Subsidiaries as a whole.

          "Registered Holder" when used with respect to a Registered Security means the person in whose name such Security is registered in the Security register.

          "Registered Security" means any Security registered in the Security register maintained by the Trustee.

          "Responsible Officer" when used with respect to the Trustee shall mean any officer in the corporate trust department (or any successor group) of the Trustee including any vice president, assistant vice president, assistant secretary, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of his or her knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means any Subsidiary (i) substantially all of the property of which is located, and substantially all of the business of which is carried on, within the United States and (ii) which owns or operates one or more Principal Properties; provided, however, that Restricted Subsidiary shall not include (a) a Subsidiary which is primarily engaged in the business of a finance or insurance company and branches thereof and (b) any Subsidiary which acts exclusively as a holding company of a Subsidiary described in clause
(ii)(a) of this sentence.

          "Security" or "Securities" has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

          "Series" or "Series of Securities" means a series of Securities. Except in Sections 1.1 - "Outstanding," 2.3 and 7.4 and Articles Five, Six and Eleven, the terms "Series" or "Series of Securities" shall also mean a Tranche in the event that the applicable Series may be issued in separate Tranches.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means any corporation, of which at least a majority of the Voting Stock is at the time owned directly or indirectly by the Guarantor or by the Guarantor and its other Subsidiaries. The term "Voting Stock" means outstanding shares of stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power because of default in dividends or some other default.

          "Tranche" means all Securities of the same Series which have the same issue date, maturity date and other terms.

          "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Six, any successor trustee.

          "Trust Indenture Act of 1939" or "Trust Indenture Act" (except as otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

          "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

          "Unregistered Security" means any Security not registered as to principal.

          "vice president" when used with respect to the Issuer, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

          "Yield to Maturity" means the yield to maturity on a Series of Securities, calculated at the time of issuance of such Series, or, if applicable, at the most recent redetermination of interest on such Series, and calculated by the Issuer in accordance with accepted financial practice.


                                  ARTICLE TWO

                                   SECURITIES

     Section 2.1 Forms Generally. The Securities of each Series (including any temporary or permanent global Securities) and the Coupons, if any, shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to a Board Resolution of the Issuer (or, to the extent established pursuant to, rather than set forth in, such Board Resolution, in an Officer's Certificate) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture (the provisions of which shall be appropriate to reflect the terms of each Series of Securities, including the currency or denomination, which may be Dollars or Foreign Currency) and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of the Securities and Coupons, if any.

     The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

     Section 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

     This is one of the Securities of the Series designated herein and referred to in the within-mentioned Indenture.

                             _____________________________,
                               as Trustee



                             By_____________________________
                                    Authorized Officer

     Section 2.3 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more Series. There shall be established in or pursuant to a Board Resolution of the Issuer, or to the extent established pursuant to, rather than set forth in, such resolution, established in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any Series,

          (1) the title of the Securities of the Series (which title shall distinguish the Securities of the Series from all other Securities issued by the Issuer);

          (2) any limit upon the aggregate principal amount of the Securities of the Series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to Sections 2.8, 2.9, 2.11 or 12.3);

          (3) whether Securities of the Series are to be issuable as Registered Securities, Unregistered Securities or both, whether any Securities of the Series are to be issuable initially in temporary global form and whether any Securities of the Series are to be issuable in permanent global form with or without Coupons and, if so, (i) whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such Series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 2.8, (ii) the name of the depositary with respect to any global Security, and (iii) any circumstances in addition to or in lieu of those set forth in clause (2) of the sixth paragraph of Section 2.8 in which any permanent global Security which does not permit the beneficial owners of such global Security to exchange such interests for Securities of such Series as contemplated in clause (i) of this paragraph may be exchanged in whole or in part for Securities registered, and any transfer of such global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such global Security or a nominee thereof. Unless otherwise specified, the Securities of a Series shall be issuable under a book-entry system in the form of one or more registered permanent global Securities, without coupons, which do not permit the beneficial owners of such global Security(ies) to exchange such interests for Securities of such Series as contemplated in clause (i) of this paragraph, and such global Security(ies) shall bear a legend in substantially the following form:

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE;

          (4) the Person to whom any interest on any Registered Security of the Series shall be payable, if other than the Person in whose name the Security (or one or more predecessor Securities) is registered at the close of business on the record date for such interest, the manner in which, or the Person to whom, any interest on any Unregistered Security of the Series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an interest payment date will be paid;

          (5) the date or dates on which the principal of the Securities of the Series is payable;

          (6) the rate or rates (or formula for determining such rates) at which the Securities of the Series shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

          (7) whether the interest rate or interest rate formula, as the case may be, for Securities of the Series may be reset at the option of the Issuer and, if so, the date or dates on which such interest rate or interest rate formula, as the case may be, may be reset;

          (8) the place or places where the principal and interest on Securities of the Series shall be payable (if other than as provided in Section 3.2), any Registered Securities of the Series may be surrendered for registration of transfer, Securities of the Series may be surrendered for exchange and notices and demands to or upon the Issuer or the Guarantor in respect of the Securities of the Series and this Indenture may be served;

          (9) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the Series may be redeemed or repurchased, in whole or in part, at the option of the Issuer or repaid at the option of the Holders;

          (10) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the Series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the Series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (11) the denominations in which any Registered Securities of the Series may be issued, if other than denominations of $1,000 and any integral multiple thereof, and the denomination or denominations in which any Unregistered Securities of the Series may be issued, if other than the denomination of $5,000 and any integral multiple thereof;

          (12) the form of the Securities (or forms thereof if Unregistered and Registered Securities shall be issuable in such Series), including such legends as required by law or as the Issuer deems necessary or appropriate, the form of any Coupons or temporary global Security which may be issued and the forms of any certificates which may be required hereunder or which the Issuer may require in connection with the offering, sale, delivery or exchange of Unregistered Securities;

          (13) the currency or currencies, including composite currencies, in which payments of interest or principal are payable with respect to the Securities of the Series if other than the currency of the United States;

          (14) if the amount of payments of principal of or interest on the Securities of any Series may be determined with reference to the differences in the price of or rate of exchange between any indexes, currencies or commodities, the manner in which such amounts shall be determined;

          (15) if other than the principal amount thereof, the portion of the principal amount of Securities of the Series which thereof pursuant to
     Section 5.1 or provable in bankruptcy pursuant to Section 5.2;

          (16) whether Securities of the Series are issuable in Tranches;

          (17) any additional Events of Default or restrictive covenants with respect to the Securities of such Series which are not set forth herein;

          (18) if applicable, that the Securities of the Series, in whole or any specified part, shall not be defeasible pursuant to Section 10.2 or Section
     10.3 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Issuer or the Guarantor to defease such Securities shall be evidenced;

          (19) any trustees, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such Series; and

          (20) any other terms or conditions upon which the Securities of the Series are to be issued (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one Series shall be substantially identical except as to denomination, except as provided in the immediately succeeding paragraph, and except as may otherwise be provided in or pursuant to such Board Resolution or in any such indenture supplemental hereto. All Securities of any one Series need not be issued at the same time, and unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series.

     Each Series may be issued in one or more Tranches. Except as provided in the foregoing paragraph, all Securities of a Tranche shall have the same terms, including issue date, except that Securities of the same Tranche may be issued in different denominations of the same currency or composite currency.

     Section 2.4 Authentication and Delivery of Securities. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any Series with duly executed Guarantees endorsed thereon, having attached thereto appropriate Coupons, if any, executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities; provided, however, that in connection with its original issuance, no Unregistered Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that an Unregistered Security may be delivered in connection with its original issuance only if the Person entitled to receive such Unregistered Security shall have furnished a certificate in the form of Exhibit A-1 hereto dated no earlier than 15 days prior to the earlier of the date on which such Unregistered Security is delivered and the date on which any temporary Security first becomes exchangeable for such Unregistered Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent global Unregistered Security, then, for purposes of this Section and Section 2.11, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivered in connection with its original issuance of such beneficial owner's interest in such permanent global Unregistered Security. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive and (subject to Section 6.1) shall be fully protected in relying upon:

          (1) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities are not to be delivered to the Issuer;

          (2) any Board Resolution, Officer's Certificate and/or supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms of the Securities of any such Series were established;

          (3) an Officer's Certificate setting forth the form and terms of the Securities stating that the form and terms of the Securities have been established pursuant to Section 2.1 and 2.3 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request;

          (4) an Opinion of Counsel to the effect that:

               (a) the form or forms and terms of such Securities have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture;

               (b) the authentication and delivery of such Securities by the Trustee are authorized under the provisions of this Indenture;

               (c) such Securities, with the Guarantees endorsed thereon, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Issuer and the Guarantor enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity, and will be entitled to the benefits of this Indenture; and

               (d) no consent, approval, authorization, order, registration or qualification of or with any governmental agency or body having jurisdiction over the Issuer or the Guarantor is required for the execution and delivery of the Securities of such Series by the Issuer or the Guarantor, except such as have been obtained (except that no opinion need be expressed as to state securities or Blue Sky laws).

               (e) covering such other matters as the Trustee may reasonably request.

provided, however, that in the case of any Series issuable in Tranches, if the Trustee has previously received the documents referred to in Section 2.4(1)-(4) with respect to any Tranche of such Series, the Trustee shall authenticate and deliver Securities of such Series executed and delivered by the Issuer for original issuance upon receipt by the Trustee of the applicable Issuer Notice.

     The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under this Indenture in a manner not reasonably acceptable to the Trustee.

     Section 2.5 Execution of Securities. The Securities shall be signed on behalf of the Issuer by any of its directors (or other duly authorized person), and the Guarantees endorsed thereon shall be signed on behalf of the Guarantor by its President, Chief Financial Officer or Treasurer, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer or the Guarantor may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities or the Guarantees. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security or Guarantee that has been duly authenticated and delivered by the Trustee. Any Coupons attached to any Unregistered Security shall be executed on behalf of the Issuer by the manual or facsimile signature of any such officer of the Issuer.

     In case any officer or director (or other duly authorized person) of the Issuer or the Guarantor who shall have signed any of the Securities, Guarantees or Coupons shall cease to be such officer or director (or other duly authorized person) before the Security, Guarantee or Coupon so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security, Guarantee or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security, Guarantee or Coupon had not ceased to be such officer or director (or other duly authorized person) of the Issuer or the Guarantor, as the case may be; and any Security, Guarantee or Coupon may be signed on behalf of the Issuer or the Guarantor by such persons as, at the actual date of the execution of such Security, Guarantee or Coupon, shall be the proper officers or directors (or other duly authorized persons) of the Issuer or the Guarantor, as the case may be, although at the date of the execution and delivery of this Indenture any such person was not such an officer or director (or other duly authorized person).

     Section 2.6 Certificate of Authentication. Only such Securities and Coupons appertaining thereto as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

     The Trustee shall not authenticate or deliver any Unregistered Security until any matured Coupons appertaining thereto have been detached and canceled, except as otherwise provided or permitted by this Indenture.

     Section 2.7 Denomination and Date of Securities; Payments of Interest. The Securities shall be issuable in denominations as shall be specified as contemplated by Section 2.3. In the absence of any such specification with respect to the Securities of any Series, Registered Securities of such Series shall be issuable in denominations of $1,000 and any integral multiple thereof, and Unregistered Securities of such Series shall be issuable in denominations of $5,000 and any integral multiple thereof, and interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

     Each Registered Security shall be dated the date of its authentication, each Unregistered Security shall be dated as of the date of original issuance of the first Security of such Series to be issued, shall bear interest from the date and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.3.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid, in the case of Registered Securities, to the person in whose name that Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for the payment of such interest and, in the case of Unregistered Securities, upon surrender of the Coupon appertaining thereto in respect of the interest due on such interest payment date.

     The term "record date" as used with respect to any interest payment date (except for a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular Series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the close of business on the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the close of business on the first day of such calendar month, whether or not such record date is a Business Day.

     Any interest on any Security of any Series which is payable, but is not punctually paid or duly provided for, on any interest payment date (called "defaulted interest" for the purpose of this Section) shall forthwith cease to be payable to the Registered Holder on the relevant regular record date by virtue of his having been such Holder; and such defaulted interest may be paid by the Issuer or the Guarantor, at its election in each case, as provided in clause (1) or clause (2) below:

          (1) The Issuer or the Guarantor may elect to make payment of any defaulted interest to the Persons in whose names any such Registered Securities (or their respective predecessor Securities) are registered at the close of business on a special record date for the payment of such defaulted interest, which shall be fixed in the following manner. The Issuer or the Guarantor shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Security of such Series and the date of the proposed payment, and at the same time the Issuer or the Guarantor shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such defaulted interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such defaulted interest in respect of Registered Securities of such Series which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer and the Guarantor of such special record date and, in the name and at the expense of the Issuer or the Guarantor, shall cause notice of the proposed payment of such defaulted interest and the special record date thereof to be mailed, first class postage prepaid, to each Registered Holder at his address as it appears in the Security register, not less than 10 days prior to such special record date. Notice of the proposed payment of such defaulted interest and the special record date therefor having been mailed as aforesaid, such defaulted interest in respect of Registered Securities of such Series shall be paid to the Person in whose names such Securities (or their respective predecessor Securities) are registered on such special record date and such defaulted interest shall no longer be payable pursuant to the following clause (2).

          (2) The Issuer or the Guarantor may make payment of any defaulted interest on the Securities of any Series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of that Series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer or the Guarantor to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

     Any defaulted interest payable in respect of any Security of any Series which is not a Registered Security shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination as between the Holders of Registered Securities and other Securities of the same Series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Issuer or the Guarantor, in the manner specified in Section 11.4.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 2.8 Registration, Transfer and Exchange. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section
3.2 for each Series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Registered Securities as in this Article provided. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

     Upon due presentation for registration of transfer of any Registered Security of any Series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities (with duly executed Guarantees endorsed thereon) of the same Series in authorized denominations for a like aggregate principal amount.

     At the option of the Holder, Registered Securities of any Series may be exchanged for other Registered Securities of the same Series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities (with duly executed Guarantees endorsed thereon) which the Holder making the exchange is entitled to receive. Except as otherwise specified as contemplated by Section 2.3, Unregistered Securities may not be issued in exchange for Registered Securities.

     At the option of the Holder, Unregistered Securities of any Series may be exchanged for Registered Securities of the same Series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Unregistered Securities to be exchanged at any such office or agency, with all unmatured Coupons, if any, and all matured Coupons, if any, in default thereto appertaining. If the Holder of an Unregistered Security is unable to produce any such unmatured Coupons and all matured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Unregistered Securities are accompanied by payment in funds acceptable to the Issuer in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer, the Guarantor and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 3.2, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case an Unregistered Security of any Series is surrendered at any such office or agency in exchange for a Registered Security of the same Series and like tenor after the close of business at such office or agency on any record date and before the opening of business at such office or agency on the relevant interest payment date, such Unregistered Security shall be surrendered without the Coupon relating to such interest payment date and interest will not be payable on such interest payment date in respect of the Registered Security issued in exchange for such Unregistered Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

     Notwithstanding the foregoing, except as otherwise contemplated by Section 2.3, any permanent global Security shall be exchangeable only as provided in this Section 2.8. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for Securities of such Series and of like tenor and principal amount of another authorized form and denomination, as contemplated by Section 2.3, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Issuer shall deliver to the Trustee definitive Securities of that Series (with duly executed Guarantees endorsed thereon) in aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Issuer. On or after the earliest date on which such interests may be so exchanged, such permanent global Securities shall be surrendered from time to time by the depositary holding such global security and in accordance with instructions given to the Trustee and such depositary (which instructions shall be in writing but need not comply with Section 11.5 or be accompanied by an Opinion of Counsel), as shall be specified in the Issuer Order with respect to the Trustee, as the Issuer's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same Series (with duly executed Guarantees endorsed thereon) without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered permanent global Security, a like aggregate principal amount of definitive Securities of the same Series (with duly executed Guarantees endorsed thereon) of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which (unless the Securities of the Series are not issuable both as Unregistered Securities and as Registered Securities, in which case the definitive Securities exchanged for the permanent global Security shall be issuable only in the form which the Securities are issuable, as contemplated by Section 2.3) shall be in the form of Unregistered Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that Series to be redeemed and ending on the relevant Redemption Date; and provided, further, that no Unregistered Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such permanent global Security shall be returned by the Trustee to the depositary or such other depositary referred to above in accordance with the instructions of the Issuer referred to above. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any regular record date and before the opening of business at such office or agency on the relevant interest payment date, or (ii) any special record date and before the opening of business at such office or agency on the related proposed date for payment of interest or defaulted interest, as the case may be, will not be payable on such interest payment date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such interest payment date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

     The provisions of clauses (1), (2), (3) and (4) below shall apply only to permanent registered global Securities which do not permit the beneficial owners of interests in such global Security to exchange such interests for Securities of such Series and of like tenor and principal amount of another authorized form and denomination as contemplated by Section 2.3:

     (1) Each global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such global Security shall constitute a single Security for purposes of this Indenture.

     (2) Notwithstanding any other provision in this Indenture (other than as contemplated by Section 2.3), no global Security may be exchanged in whole or in part for Securities registered, and no transfer of a global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such global Security or a nominee thereof unless (A) such Depositary (i) has notified the Issuer that it is unwilling or unable to continue as Depositary for such global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act and, in either case, a successor depositary is not appointed by the Issuer within 90 days of receipt by the Issuer of such notice or of the Issuer becoming aware of such ineligibility, (B) there shall have occurred and be continuing an Event of Default with respect to such global Security, (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated in
     Section 2.3(3)(iii), or (D) the Issuer in its sole discretion at any time determines not to have all of the Securities of a Series represented by a global Security and notifies the Trustee thereof.

     (3) Subject to clause (2) above, any exchange of a global Security for other Securities may be made in whole or part, and all Securities issued in exchange for a global Security or any portion thereof shall be registered in such names as the Depositary for such global Security shall direct.

     (4) Every Security authenticated and delivered upon registration or transfer of, or in exchange of or in lieu of a global Security or any portion thereof, whether pursuant to this Section 2.8, Section 2.9, Section
     8.5 and Section 12.2 or otherwise, shall be authenticated and delivered in the form of, and shall be, a global Security, unless such Security is registered in the name of a Person other than the Depositary for such global Security or a nominee thereof.

     Upon presentation for registration of any Unregistered Securities of any Series which by its terms is registrable as to principal, at the office or agency of the Issuer to be maintained as provided in Section 3.2, such Security shall be registered as to principal in the name of the Holder thereof and such registration shall be noted on such Security. Any Security so registered shall be transferable on the registry books of the Issuer upon presentation of such Security at such office or agency for similar notation thereon, but such Security may be discharged from registration by being in a like manner transferred to bearer, whereupon transferability by delivery shall be restored. Unregistered Securities shall continue to be subject to successive registrations and discharges from registration at the option of the Holders thereof.

     Unregistered Securities shall be transferable by delivery, except while registered as to principal. Registration of any Coupon Security shall not effect the transferability by delivery of the Coupons appertaining thereto which shall continue to be payable to bearer and transferable by delivery.

     All Securities (with Guarantees endorsed thereon) and Coupons issued upon any transfer or exchange of Securities shall be the valid obligations of the Issuer and the Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities, Guarantees and Coupons surrendered upon such transfer or exchange.

     Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer or the Guarantor may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Sections 2.11, 8.5 or 12.3 not involving any transfer.

     The Issuer shall not be required (i) to issue, register the transfer of or exchange Securities of any Series during a period beginning at the opening of business 15 days before any selection of Securities of that Series to be redeemed and ending at the close of business on (A) if Securities of the Series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the Series are issuable as Unregistered Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the Series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Unregistered Security so selected for redemption except that such an Unregistered Security may be exchanged for a Registered Security of that Series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.

     Section 2.9 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security or Coupon shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver a new Security of the same Series (with the Guarantee thereon executed by the Guarantor) or Coupon, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security or Coupon, or in lieu of and substitution for the Security or Coupon so destroyed, lost or stolen. In every case the applicant for a substitute Security or Coupon shall furnish to the Issuer and the Guarantor and to the Trustee and to any agent of the Issuer and the Guarantor or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

     Upon the issuance of any substitute Security or Coupon, the Issuer and the Guarantor may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security or Coupon, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and the Guarantor and to the Trustee and any agent of the Issuer and the Guarantor or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Guarantor and the Trustee and any agent of the Issuer and the Guarantor or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

     Every substitute Security of any Series or Coupon issued pursuant to the provisions of this Section by virtue of the fact that any such Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer and the Guarantor, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such Series or Coupons duly authenticated and delivered hereunder. All Securities or Coupons shall be held and owned upon the express condition that, to the extent permitted by the law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities or Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     Section 2.10 Cancellation of Securities, Destruction Thereof. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit (whether immediately or thereafter so credited) against any payment in respect of a sinking or analogous fund and all Coupons surrendered for payment or exchange, shall, if surrendered to the Issuer or the Guarantor or any agent of the Issuer or the Guarantor or the Trustee, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities or Coupons shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities and Coupons held by it and deliver a certificate of destruction to the Issuer and the Guarantor. If the Issuer or the Guarantor shall acquire any of the Securities and Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities and Coupons unless and until the same are delivered to the Trustee for cancellation.

     Section 2.11 Temporary Securities. Pending the preparation of definitive Securities of any Series, the Issuer may execute, and upon an Issuer Order the Trustee shall authenticate and deliver (with duly executed Guarantees endorsed thereon), temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Guarantees may determine, as evidenced by their execution of such Securities and Guarantees. In the case of any Series issuable as Unregistered Securities, such temporary Securities may be in global form.

     Except in the case of temporary Securities in global form, if temporary Securities of any Series are issued, the Issuer will cause definitive Securities of that Series to be prepared without unreasonable delay. After the preparation of definitive Securities of such Series, the temporary Securities of such Series shall be exchangeable for definitive Securities of such Series (with duly executed Guarantees endorsed thereon) upon surrender of the temporary Securities of such Series at the office or agency of the Issuer maintained pursuant to
Section 3.2 for the purpose of exchanges of Securities of such Series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any Series (accompanied by any unmatured Coupons appertaining thereto) the Issuer and the Guarantor shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same Series (with duly executed Guarantees endorsed thereon) and of like tenor of authorized denominations; provided, however, that no definitive Unregistered Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Unregistered Security shall be delivered in exchange for a temporary Unregistered Security only in compliance with the conditions set forth in Section 2.4. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

     Until exchanged in full as hereinabove provided, the temporary Securities of any Series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same Series and of like tenor authenticated and delivered hereunder.


     Section 2.12  Compliance with Certain Laws and Regulations.
                   --------------------------------------------

     If any Unregistered Securities are to be issued in any Series of Securities, the Issuer will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that Unregistered Securities are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Issuer.


     Section 2.13  Unconditional Guarantee.
                   -----------------------

     The Guarantee to be set forth on each Security shall be in substantially the following form:

     FOR VALUE RECEIVED, Tupperware Corporation, a Delaware corporation (the "Guarantor"), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed [and any Coupons appertaining thereto] the due and punctual payment of the principal of, sinking fund payment, if any, premium, if any, or interest on said Security, when and as the same shall become due and payable, whether at maturity, upon redemption or otherwise, according to the terms thereof and of the Indenture referred to therein.

     The Guarantor agrees to determine, at least one business day prior to the date upon which a payment of principal of, sinking fund payment, if any, premium, if any, or interest on said Security is due and payable, whether the Issuer has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Issuer punctually to pay any such principal, sinking fund payment, if any, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon redemption, or otherwise, and as if such payment were made by the Issuer.

     The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable, and absolute, irrespective of the validity, regularity, or enforceability of said Security [or Coupon] or said Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of said Security [or Coupon] with respect to any provisions thereof, the recovery of any judgment against the Issuer or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to said Security [or Coupon] or indebtedness evidenced thereby, and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Security and in this Guarantee.

     The Guarantor shall be subrogated to all rights of the Holder of said Security [and to the rights of any Holder of any Coupon] against the Issuer in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the Holders of all of the Securities [and the Holders of all Coupons] then outstanding, be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the principal of and interest on all Securities shall have been paid in full or payment thereof shall have been provided for in accordance with said Indenture.

     Notwithstanding anything to the contrary contained herein, if following any payment of principal or interest by the Issuer on the Securities to the Holders of the Securities it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. Section 547 and such payment is paid by such Holder to such trustee in bankruptcy, then and to the extent of such repayment, the obligations of the Guarantor hereunder shall remain in full force and effect.

     The Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened prior to the creation and issuance of this Guarantee and to constitute the same as the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with applicable laws.

      This Guarantee shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee (or the Authenticating Agent).

     This Guarantee shall be governed by the laws of the State of New York.

     All terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, TUPPERWARE CORPORATION has caused this Guarantee to be signed in its corporate name by the facsimile signature of one of its officers thereunto duly authorized and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted or otherwise reproduced hereon.


                    TUPPERWARE CORPORATION

                    By: _____________________________
                             Authorized Officer

     The form of Guarantee shall be modified or supplemented to the extent necessary to reflect any additional obligations of the Guarantor applicable to it pursuant to the terms of any Series of Securities.

     Section 2.14  Execution of Guarantees.
                   -----------------------

     To evidence the Guarantee to the Holders specified in Section 2.13, the Guarantor hereby agrees to execute the Guarantees, in substantially the form above recited, to be endorsed on each Security authenticated and delivered by the Trustee (or the Authenticating Agent). Each such Guarantee shall be signed on behalf of the Guarantor as set forth in Section 2.4 prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee (or the Authenticating Agent, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

     Section 2.15  Assumption by Guarantor.
                   -----------------------

     (a) The Guarantor may, without the consent of the Holders, assume all of the rights and obligations of the Issuer hereunder with respect to a Series of Securities and under the Securities of such Series if, after giving effect to such assumption, no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Issuer and the Issuer shall be released from its liabilities hereunder and under such Securities as obligor on the Securities of such Series.

     (b) The Guarantor shall assume all of the rights and obligations of the Issuer hereunder with respect to a Series of Securities and under the Securities of such Series if, upon a default by the Issuer in the due and punctual payment of the principal, sinking fund payment, if any, premium, if any, or interest on such Securities, the Guarantor is prevented by any court order or judicial proceeding from fulfilling its obligations under Section 2.13 with respect to such Series of Securities. Such assumption shall result in the Securities of such Series becoming the direct obligations of the Guarantor and shall be effected without the consent of the Holders of the Securities of any Series. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Issuer, and the Issuer shall be released from its liabilities hereunder and under such Securities as obligor on the Securities of such Series.

     Section 2.16 Appointment of Agents With Respect to Certain Calculations.

     The Issuer may appoint an Agent or Agents with respect to one or more Series of Securities which Agent or Agents shall be authorized to determine the rate or rates of interest applicable to the Securities of any Series from time to time in effect, the amount of principal or premium, if any, payable on the Securities of any Series and the rates of exchange applicable to the Securities of any Series denominated in a currency other than United States dollars from time to time in effect, all in accordance with the terms of the Securities of such Series. Wherever reference is made in this Indenture to any such calculation by the Trustee, it shall be deemed to refer to the calculation by such agent or agents. Such agent, upon calculating the amounts so to be calculated pursuant to the terms of the Securities of any Series shall communicate promptly in writing the amounts so calculated to the Issuer, the Guarantor and the Trustee. Absent manifest error, all amounts so calculated shall be binding on the Issuer, the Guarantor, the Trustee and the Holders of the Securities of such Series.

     Any such agent may resign at any time by giving written notice thereof to the Issuer, the Guarantor and to the Trustee. The Issuer may at any time terminate the agency of any such agent by giving written notice thereof to such agent, the Guarantor and to the Trustee. Upon receiving such a notice of resignation or upon such a termination, the Issuer may appoint a successor agent and shall give notice of such appointment to all Holders of Securities in the manner provided in Section 11.4.


                                 ARTICLE THREE

                   COVENANTS OF THE ISSUER AND THE GUARANTOR

     Section 3.1 Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of each Series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such Series in accordance with the terms of the Securities of such Series, any Coupons appertaining thereto and this Indenture.

     The interest on Unregistered Securities shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest on any temporary Unregistered Security shall be paid, as to any installment of interest evidenced by a Coupon attached thereto, if any, only upon presentation and surrender of such Coupon, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest.

     Section 3.2 Offices for Payment, etc. If Securities of a Series are issuable only as Registered Securities, the Issuer will maintain an office or agency where Securities of that Series may be presented or surrendered for payment, where Securities of that Series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer or the Guarantor in respect of the Securities of that Series and this Indenture may be served. Except as otherwise specified as contemplated by Section 2.3, if Securities of a Series are issuable as Unregistered Securities, the Issuer will maintain (A) in the Borough of Manhattan, The City of New York, or in the City of Chicago an office or agency where any Registered Securities of that Series may be surrendered for registration of transfer, where Securities of that Series may be surrendered for exchange, where notices and demands to or upon the Issuer in respect of the Securities of that Series and this Indenture may be served and where Unregistered Securities of that Series and related Coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, outside the United States, an office or agency where Securities of that Series and related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that Series pursuant to Section 3.7); provided, however, that if the Securities of that Series are listed on The International Stock Exchange, London, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Issuer will maintain a Paying Agent for the Securities of that Series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that Series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, outside the United States, an office or agency where any Registered Securities of that Series may be surrendered for registration of transfer, where Securities of that Series may be surrendered for exchange and where notices and demands to or upon the Issuer in respect of the Securities of that Series and this Indenture may be served. The Issuer will give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency in respect of any Series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that Series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Unregistered Securities of that Series and the related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Unregistered Securities of that Series pursuant to Section 3.7) at an office maintained by the Trustee in London, and the Issuer hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

     Except as otherwise specified as contemplated by Section 2.3, no payment of principal or interest on Unregistered Securities shall be made at any office or agency of the Issuer in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States, provided, however, that, if the Securities of a Series are denominated and payable in Dollars, payment of principal of and interest on any Unregistered Security (including any additional amounts payable on Securities of such Series pursuant to Section 3.7) shall be made at the office of the Issuer's Paying Agent in the Borough of Manhattan, The City of New York, or the City of Chicago if (but only if) payment in Dollars of the full amount of such principal, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Issuer in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Issuer may also from time to time designate one or more other offices or agencies where the Securities of one or more Series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any Series for such purposes. The Issuer will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

     Unless otherwise specified pursuant to Section 2.3, the Trustee is appointed Paying Agent and Security Registrar.

     Section 3.3 Appointment to Fill a Vacancy in Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each Series of Securities hereunder.

     Section 3.4 Paying Agents. Whenever the Issuer shall appoint a Paying Agent other than the Trustee with respect to the Securities of any Series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Agent shall agree with the Trustee, subject to the provisions of this Section,

     (a) that it will hold all sums received by it as such Agent for the payment of the principal of or interest on the Securities of such Series or Coupons (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such Series or Coupons) in trust for the benefit of the Holders of the Securities of such Series or of the Trustee, and upon the occurrence of an Event of Default pay over all such sums received by it to the Trustee,

     (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such Series) to make any payment of the principal of or interest on the Securities of such Series or Coupons when the same shall be due and payable,

     (c) that it will give the Trustee notice of any change of address of any Holder of which it is aware, and

     (d) that it will comply with the provision of the Trust Indenture Act applicable to it as a Paying Agent.

     The Issuer will, on or prior to each due date of the principal of or interest on the Securities of such Series or Coupons, deposit with the Paying Agent a sum sufficient to pay such principal or interest so becoming due, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

     If the Issuer shall act as its own Paying Agent with respect to the Securities of any Series or Coupons, it will, on or before each due date of the principal of or interest on the Securities of such Series or Coupons, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such Series or Holders of such Coupons a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

     Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all Series of Securities or Coupons hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such Series by the Issuer or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

     Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

     Section 3.5 Restrictions on Secured Debt. The Guarantor will not itself, and will not permit any Restricted Subsidiary to, incur, issue, assume, or guarantee any loans, whether or not evidenced by negotiable instruments or securities, or any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (loans, and notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this
Section 3.5 called "Debt"), secured after the date hereof by pledge of, or mortgage or lien on, any Principal Property of the Guarantor or any Restricted Subsidiary or any shares of capital stock of or Debt of any Restricted Subsidiary (mortgages, pledges and liens being hereinafter in this Section 3.5 called "Mortgage" or "Mortgages"), without effectively providing that the Securities (together with, if the Guarantor shall so determine, any other Debt of the Guarantor or such Restricted Subsidiary then existing or thereafter created which is not subordinated to the Securities) shall be secured equally and ratably with (or, at the option of the Guarantor, prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, Exempted Indebtedness does not exceed 10% of Consolidated Net Tangible Assets; provided, however, that this Section 3.5 shall not apply to, and there shall be excluded from Exempted Indebtedness in any computation under this Section 3.5:

          (1) Debt secured by Mortgages on property of, or on any shares of capital stock of or Debt of, any corporation existing at the time such corporation becomes a Restricted Subsidiary;

          (2) Debt secured by Mortgages in favor of the Guarantor or any Restricted Subsidiary;

          (3) Debt secured by Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

          (4) Debt secured by Mortgages on property, shares of capital stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or construction thereon or to secure any Debt incurred prior to, at the time of, or within 180 days after the later of the acquisition of such property, shares of capital stock or Debt or the completion of construction, for the purpose of financing all or any part of the purchase price thereof or construction thereon;

          (5) Debt secured by Mortgages securing obligations issued by a State, territory or possession of the United States, any political subdivision of any of the foregoing, or the District of Columbia, or any instrumentality of any of the foregoing to finance the acquisition or construction of property; or

          (6) Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part of any Mortgage referred to in the foregoing clauses (1) to (5), inclusive; provided, however, that such extension, renewal or replacement Mortgage shall be limited to all or part of the same property, shares of capital stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property) and such extension, renewal or replacement shall not be for an amount which is greater than the Mortgage extended, renewed or replaced.

     Section 3.6 Limitation on Sale and Lease-Back Transactions. (a) The Guarantor will not itself, and will not permit any Restricted Subsidiary to, enter into any transaction after the date hereof with any bank, insurance company or other lender or investor, or any such transaction to which any such bank, company, lender or investor is a party, providing for the leasing by the Guarantor or a Restricted Subsidiary of any Principal Property which has been or is to be sold or transferred by the Guarantor or such Restricted Subsidiary to such bank, company, lender or investor, or any person to whom funds have been or are to be advanced by such bank, company, lender or investor on the security of such Principal Property (herein referred to as a "sale and leaseback transaction") unless, after giving effect thereto, Exempted Indebtedness would not exceed 10% of Consolidated Net Tangible Assets.

     (b) The covenant described in paragraph (a) of this Section 3.6 shall not apply to, and there shall be excluded from Exempted Indebtedness in any computation under this Section 3.6 or Section 3.5, debt with respect to, any sale and leaseback transaction if:

          (1) the lease in such sale and lease back transaction is for a period, including renewal rights, of not in excess of three years, or

          (2) the Guarantor or a Restricted Subsidiary, within 180 days after the sale or transfer shall have been made by the Guarantor or by a Restricted Subsidiary, applies an amount equal to the greater of the net proceeds of the sale of the Principal Property leased pursuant to such arrangement or the fair market value of the Principal Property so leased at the time of entering into such arrangement (as determined in any manner approved by the Board of Directors of the Guarantor in good faith) to

               (a) the retirement of the Securities, other Funded Debt of the Issuer or Guarantor ranking on a parity with or senior to the Securities, or Funded Debt of a Restricted Subsidiary; provided, however, that the amount to be applied to the retirement of such Funded Debt of the Issuer, Guarantor or a Restricted Subsidiary shall be reduced by (x) the principal amount of any Securities (or other notes or debentures constituting such Funded Debt) delivered within such 180-day period to the Trustee or other applicable trustee for retirement and cancellation and (y) the principal amount of such Funded Debt, other than items referred to in the preceding clause (x), voluntarily retired by the Guarantor or a Restricted Subsidiary within 180 days after such sale, and provided, further, that, notwithstanding the foregoing, no retirement referred to in this clause (a) may be effected by any payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision; or

               (b) the purchase of other property which will constitute a Principal Property having a fair market value, in the good faith opinion of the Board of Directors of the Guarantor, at least equal to the fair market value of the Principal Property leased in such sale and lease back transaction, or

          (3) such sale and leaseback transaction is entered into prior to, at the time of, or within 180 days after the later of the acquisition of the Principal Property or the completion of construction thereon, or

          (4) the lease in such sale and leaseback transaction secures or relates to obligations issued by a State, territory or possession of the United States, or any political subdivision of any of the foregoing, the District of Columbia, or any instrumentality of any of the foregoing to finance the acquisition or construction of property, or

          (5) such sale and leaseback transaction is entered into between the Guarantor and a Restricted Subsidiary or between Restricted Subsidiaries.

     Section 3.7  Additional Amounts.

     If the Securities of a Series provide for the payment of additional amounts, the Issuer or the Guarantor will pay to the Holder of any Security of such Series or any Coupon appertaining thereto additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or interest on, or in respect of, any Security of any Series or payment of any related Coupon or the net proceeds received on the sale or exchange of any Security of any Series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

     If the Securities of a Series provide for the payment of additional amounts, at least 10 days prior to the first interest payment date with respect to that Series of Securities (or if the Securities of that Series will not bear interest prior to maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Issuer or the Guarantor will furnish the Trustee and the Issuer's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of or interest on the Securities of that Series shall be made to Holders of Securities of that Series or any related Coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that Series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons and the Issuer or the Guarantor will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Issuer and the Guarantor covenant to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

     Section 3.8 Existence. Subject to Article Nine, the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Guarantor shall not be required to preserve any such right or franchise if any of the Chief Executive Officer, President or Chief Financial Officer of the Guarantor shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Guarantor and that the loss thereof is not disadvantageous in any material respect to the Holders.

     Section 3.9 Maintenance of Properties. The Guarantor will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Guarantor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Guarantor from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the good faith judgment of the Guarantor, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


                                 ARTICLE FOUR

                   SECURITYHOLDERS' LISTS AND REPORTS BY THE
                     ISSUER, THE GUARANTOR AND THE TRUSTEE

     Section 4.1 Issuer and Guarantor to Furnish Trustee Information as to Names and Addresses of Securityholders. Each of the Issuer and the Guarantor covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of each Series:

     (a) semiannually and not more than 10 days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to
Section 2.3 for non-interest bearing securities in each year, and

     (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer and the Guarantor of any such request as of a date not more than 15 days prior to the time such information is furnished, provided that if and so long as the Trustee shall be the Security Registrar for such Series, such list shall not be required to be furnished but in any event the Issuer and the Guarantor shall be required to furnish such information concerning the Holders of Unregistered Securities which is known to them; provided, further, that the Issuer or the Guarantor shall have no obligation to investigate any matter relating to any Holder of an Unregistered Security or any Holder of a Coupon.

     Section 4.2 Preservation and Disclosure of Securityholders' Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each Series of Securities contained in the most recent list furnished to it as provided in
Section 4.1 or maintained by the Trustee in its capacity as Security Registrar for such Series, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

     (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular Series (in which case the applicants must all hold Securities of such Series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

          (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

          (ii) inform such applicants as to the approximate number of Holders of Securities of such Series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such Series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such Series or all Securities, as the case may be, or could be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of such order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Issuer, the Guarantor and the Trustee that neither the Issuer, the Guarantor nor the Trustee nor any agent of the Issuer, the Guarantor or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

     Section 4.3 Reports by the Issuer and the Guarantor. Each of the Issuer and the Guarantor covenants:

     (a) to file with the Trustee, within 15 days after the Issuer or the Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commissioner may from time to time by rules and regulations prescribe) which the Issuer or the Guarantor, as the case may be, may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, and if the Issuer or the Guarantor is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, or in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Issuer and the Guarantor, as the case may be, with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

     (c) to transmit by mail to the Holders of Securities in the manner and to the extent required by Sections 4.4(c) and 11.4, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents, and reports required to be filed by the Issuer and the Guarantor, as the case may be, pursuant to subsection (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission; and

     (d) to furnish to the Trustee, not less often than annually within 60 days after the end of the respective fiscal year a brief certificate from the principal executive officer, principal financial officer or principal accounting officer of each of the Issuer and the Guarantor as to his or her knowledge of the Issuer's or Guarantor's, as the case may be, compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

     Section 4.4 Reports by the Trustee. (a) On or before [JULY 1] in each year following the date hereof, so long as any Securities are outstanding hereunder, the Trustee shall transmit by mail as provided below to the Securityholders of each Series, as hereinafter in this Section provided, a brief report dated [MAY 1] with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

          (i) any change to its eligibility under Section 6.9 and its qualification under Section 6.8;

          (ii) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 310(b) of the Trust Indenture Act;

          (iii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee, as such, which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any Series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities of any Series Outstanding on the date of such report;

          (iv) the amount, interest rate, and maturity date of all other indebtedness owing by the Issuer or the Guarantor (or by any other obligor on the Securities) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(2), (3),
     (4) or (6);

          (v) any change to the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

          (vi) any additional issue of Securities which the Trustee has not previously reported; and

          (vii) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 5.11.

     (b) The Trustee shall transmit to the Securityholders of each Series, as provided in subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee, as such, since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if such report has not yet been so transmitted, since the date of this Indenture) for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of such Series on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection (b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of Securities of such Series Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) Reports pursuant to this Section shall be transmitted by mail to all registered Holders of Securities, as the names and addresses of such Holders appear upon the registry book of the Issuer and to such Holders of Unregistered Securities as have, within the two years preceding such notice, filed their names and addresses with the Trustee for that purpose, and, except in the case of reports pursuant to subsection (b) of this Section 4.4, to all Holders whose names and addresses appear in the information preserved at the time of such notice by the Trustee in accordance with the provisions of Section 4.2(a).

     (d) A copy of each such report shall, at the time of such transmission to Securityholders, be furnished to the Issuer and the Guarantor and be filed by the Trustee with each stock exchange upon which the Securities of any applicable Series are listed and also with the Commission. The Issuer and the Guarantor agree to notify the Trustee with respect to any Series when and as the Securities of such Series become admitted to trading on any national securities exchange.

                                  ARTICLE FIVE

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              ON EVENT OF DEFAULT

     Section 5.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" with respect to Securities of any Series whatever used herein means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any installment of interest upon any of the Securities of such Series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

     (b) default in the payment of all or any part of the principal on any of the Securities of such Series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

     (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such Series; or

     (d) default in the performance, or breach, of any covenant or warranty of the Issuer or the Guarantor in respect of the Securities of such Series (other than a covenant or warranty in respect of the Securities of such Series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after notice thereof has been received by both the Issuer and the Guarantor from the Trustee or the Holders of at least 25% in principal amount of the Outstanding Securities of such Series affected thereby, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or the Guarantor or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (f) the Issuer or the Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or the Guarantor or for any substantial part of its property, or make any general assignment for the benefit of creditors; or

     (g) any other Event of Default provided in the supplemental indenture or Board Resolution under which such Series of Securities is issued or in the form of Security for such Series.

     If an Event of Default with respect to Securities of any Series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that Series may declare the entire principal amount (or, if any Securities of that Series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) of all the Securities of that Series to be due and payable immediately, by a notice in writing to the Issuer and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any Series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer or the Guarantor pay or deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such Series and the principal of any and all Securities of such Series which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such Series, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the nonpayment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of such Series, each Series treated as a separate class, then outstanding, by written notice to the Issuer, the Guarantor and to the Trustee, may waive all defaults with respect to such Series and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

     Section 5.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt. Each of the Issuer and the Guarantor covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any Series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any Series when the same shall have become due and payable, whether upon maturity of the Securities of such Series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Issuer or the Guarantor will pay to the Trustee for the benefit of the Holders of the Securities of such Series and the Holders of any Coupons appertaining thereto the whole amount that then shall have become due and payable on all Securities of such Series or such Coupons for principal of or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such Series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

     Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any Series to the Persons entitled thereto, whether or not the principal of and interest on the Securities of such Series are overdue.

     In case the Issuer or the Guarantor shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer, the Guarantor or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer, the Guarantor or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings relative to the Issuer, the Guarantor or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer, the Guarantor or such other obligor or their respective property, or in case of any other comparable judicial proceedings relative to the Issuer, the Guarantor or other obligor under the Securities of any Series, or to the creditors or property of the Issuer, the Guarantor or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

     (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities of any Series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders and the Holders of any Coupons appertaining thereto allowed in any judicial proceedings relative to the Issuer, the Guarantor or other obligor upon all Securities of any Series, or to the creditors or property of the Issuer, the Guarantor or such other obligor,

     (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any Series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

     (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders of the Securities and the Holders of any Coupons appertaining thereto to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Holders of Securities and Coupons, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.6.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any Series or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities or Coupons or the Guarantees may be enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities and Holders of any Coupons in respect of which such action was taken.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities and Coupons appertaining thereto in respect to which such action was taken, and its shall not be necessary to make any Holders of such Securities and Coupons appertaining thereto parties to any such proceedings.

     Section 5.3 Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of the Securities of any Series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and any Coupons appertaining thereto in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such Series in reduced principal amounts in exchange for the presented Securities of like Series if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses applicable to such Series in respect of which moneys have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.6;

          SECOND: In case the principal of the Securities of such Series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such Series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Securities of such Series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such Series for principal and interest, with interest upon the overdue principal, and (to the extent that payment of such interest is permissible by law and that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such Series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such Series, then to the payment of such principal and interest or yield to maturity, without preference or priority of principal over interest or yield to maturity or of interest or yield to maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such Series over any other Security of such Series, ratably to the aggregate of such principal and accrued and unpaid interest; and

          FOURTH: To the payment of the remainder, if any, to the Issuer, the Guarantor or any other person lawfully entitled thereto.

     Section 5.4 Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     Section 5.5 Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer, the Guarantor and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Guarantor, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

     Section 5.6 Limitations on Suits by Securityholders. No Holder of any Security of any Series or Holder of any Coupon shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such Series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity, as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security and by a Holder of each Coupon appertaining thereto with every other taker and Holder of a Security or Holder of any Coupon appertaining thereto and the Trustee, that no one or more Holders of Securities of any Series or one or more Holders of any Coupons appertaining thereto shall have any right in any manner whatever, by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities or any other Holders of such Coupons, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable Series and all the Holders of Coupons appertaining thereto. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 5.7 Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any provision in this Indenture and any provision of any Security or Coupon, the right of any Holder of any Security and the right of any Holder of any Coupon appertaining thereto to receive payment of the principal of and interest on such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     Section 5.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 5.6 and Section 2.9, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to
Section 5.6, every power and remedy given by this Indenture or by law to the Trustee, to the Securityholders or to the Holder of any Coupon appertaining thereto may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee, the Securityholders or Holders of any Coupon.

     Section 5.9 Control by Securityholders. The Holders of a majority in aggregate principal amount of the Securities of each

Series affected (with each Series treated as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such Series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all Series or of the Holders of any Coupons appertaining thereto so affected not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

     Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

     Section 5.10 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Securities of any Series as provided in
Section 5.1, the Holders of a majority in aggregate principal amount of the Securities then Outstanding affected thereby (each Series treated as a separate class) may waive any such default or Event of Default and its consequences except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Guarantor, the Trustee, the Holders of the Securities of such Series and the Holder of any Coupon appertaining thereto shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

      Section 5.11 Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall transmit to the Securityholders of any Series notice in the manner and to the extent provided in Section 11.4, of all defaults which have occurred with respect to such Series, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such Series or any default in the payment of any sinking fund installment or analogous obligation in respect of any of the Securities of such Series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such Series.

     Section 5.12 Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security and each Holder of any Coupon, by his acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any Series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such Series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security.

                                  ARTICLE SIX

                            CONCERNING THE TRUSTEE

     Section 6.1 Duties and Responsibilities of the Trustee; Prior to Default; During Default. With respect to the Holders of any Series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular Series and after the curing or waiving of all Events of Default which may have occurred with respect to such Series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a Series has occurred (which has not been cured or waived) of which a Responsible Officer has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

          (a) prior to the occurrence of an Event of Default with respect to the Securities of any Series and after the curing or waiving of all such Events of Default with respect to such Series which may have occurred:

               (i) the duties and obligations of the Trustee with respect to the Securities of any Series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

     Section 6.2  Certain Rights of the Trustee.  Subject to Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or any assistant secretary of the Issuer;

          (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of any Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities of all Series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or the Guarantor or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer or the Guarantor upon demand; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

     Section 6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Issuer and the Guarantor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities or the Guarantees. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

     Section 6.4 Trustee and Agents May Hold Securities; Collections, etc. The Trustee, any Paying Agent, Security registrar, or any agent of the Issuer, the Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.8 and 6.13, if operative, may otherwise deal with the Issuer and the Guarantor and receive, collect, hold and retain collections from the Issuer or the Guarantor with the same rights it would have if it were not the Trustee or such agent.

     Section 6.5 Moneys Held by Trustee. Subject to the provisions of Section
10.7 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer, the Guarantor or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

     Section 6.6 Compensation and Indemnification of Trustee and Its Prior Claim. Each of the Issuer and the Guarantor covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. Each of the Issuer and the Guarantor also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer and the Guarantor under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or the Holders of particular Coupons, and the Securities are hereby subordinated to such senior claim. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1 or in connection with Article 5 hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for its service in connection therewith are intended to constitute expenses of administration under any bankruptcy law.

     Section 6.7 Right of Trustee to Rely on Officer's Certificate, etc. Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it or under the provisions of this Indenture upon the faith thereof.

     Section 6.8 Disqualification of Trustee; Conflicting Interests. If the Trustee has or shall acquire any conflicting interest, as defined in the Trust Indenture Act, then, within 90 days after ascertaining that it has such conflicting interest, and if the default (as defined in the Trust Indenture Act) to which such conflicting interest relates has not been cured or waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or resign in the manner and with the effect specified in the Trust Indenture Act and this Indenture.

     Section 6.9 Persons Eligible for Appointment as Trustee. The Trustee for each Series of Securities hereunder which shall at all times be a corporation organized and doing business under the laws of the United States or of any State or the District of Columbia having a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. Such corporation shall have its principal place of business in the United States, if there be such a corporation in such location willing to act upon reasonable and customary terms and conditions. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

     Section 6.10  Resignation and Removal; Appointment of Successor Trustee.
(a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all Series of Securities by giving written notice of resignation to the Issuer and the Guarantor and by mailing notice thereof to the Holders in the manner and to the extent provided in Section 11.4. Upon receiving such notice of resignation, the Issuer and the Guarantor shall promptly appoint a successor trustee or trustees with respect to the applicable Series by written instrument in duplicate, executed by authority of the Board of Directors of the Issuer and the Guarantor, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any Series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable Series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b) In case at any time any of the following shall occur:

          (i)  the Trustee shall fail to comply with the provisions of Section
     6.8 with respect to any Series of Securities after written request therefor by the Issuer, the Guarantor or by any Securityholder who has been a bona fide Holder of a Security or Securities of such Series for at least six months; or

          (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Issuer, the Guarantor or by any Securityholder; or

          (iii) the Trustee shall become incapable of acting with respect to any Series of the Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer or the Guarantor may remove the Trustee with respect to the applicable Series of Securities and appoint a successor trustee for such Series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer or the Guarantor, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.12, any Securityholder who has been a bona fide Holder of a Security or Securities of such Series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such Series.

Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The Holders of a majority in aggregate principal amount of the Securities of each Series at the time Outstanding may at any time remove the Trustee with respect to Securities of such Series and appoint a successor trustee with respect to the Securities of such Series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer and the Guarantor the evidence provided for in Section 7.1 of the action in that regard taken by the Securityholders.

     (d) Any resignation or removal of the Trustee with respect to any Series and any appointment of a successor trustee with respect to such Series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

     Section 6.11 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and the Guarantor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable Series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such Series of its predecessor hereunder, with like effect as if originally named as trustee for such Series hereunder; but, nevertheless, on the written request of the Issuer, the Guarantor or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer and the Guarantor shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

     If a successor trustee is appointed with respect to the Securities of one or more (but not all) Series, the Issuer, the Guarantor, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable Series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any Series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

     No successor trustee with respect to any Series of Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of
Section 6.8 and eligible under the provisions of Section 6.9.

     Upon acceptance of appointment by any successor trustee as provided in this
Section 6.11, the Issuer and the Guarantor shall give notice in the manner and to the extent provided in Section 11.4 to the Holders of Securities of any Series for which such successor trustee is acting as trustee at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Issuer and the Guarantor fail to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer and the Guarantor.

     Section 6.12 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any Series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any Series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of such Series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any Series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 6.13 Preferential Collection of Claims Against the Issuer and the Guarantor. (a) Subject to the provisions of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Issuer or the Guarantor within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities, the Holders of Coupons and the holders of other indenture securities (as defined in this section):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three month period and valid as against the Issuer or the Guarantor and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in subsection (a)(2) of this Section, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Issuer or the Guarantor upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Issuer and the Guarantor and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of the Trustee:

               (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Issuer or the Guarantor) who is liable thereon, (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Issuer or the Guarantor in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable state law;

               (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three month period;

               (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section would occur within three months; or

               (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders, the Holders of Coupons and the holders of other indenture securities in such manner that the Trustee, such Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Issuer or the Guarantor in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Issuer or the Guarantor of the funds and property in such special account and before crediting to the respective claims of the Trustee, such Securityholders and the holders of other indenture securities, dividends on claims filed against the Issuer or the Guarantor in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction
(i) to apportion between the Trustee, such Securityholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and the property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, such Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee who has resigned or been removed after the beginning of such three month period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three month period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three month period; and

          (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

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

     (b) There shall be excluded from the operation of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c)(3) below;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Issuer or the Guarantor; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c)(4) of this Section.

     (c)  As used in this Section:

          (1) the term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" shall mean securities upon which the Issuer or the Guarantor is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of subsection (a) of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in said special account;

          (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Issuer or the Guarantor for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer or the Guarantor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

          (5)  the term "Issuer" shall mean any obligor upon the Securities; and

          (6)  the term "Guarantor" shall mean any obligor upon the Guarantees.

     Section 6.14  Appointment of Authenticating Agent.
                   -----------------------------------

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more Series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such Series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.9, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication or any other action in connection therewith, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and other action taken on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and the Guarantor.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Guarantor and shall give notice of such appointment to all Holders of Securities in the manner provided in Section 11.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with the effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Issuer and the Guarantor.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.6.

     If an appointment with respect to one or more Series of Securities is made pursuant to this Section, the Securities of such Series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     "This is one of the Securities of the Series designated herein and referred to in the within-mentioned Indenture.

                             --------------------------,
                               As Trustee

                         By:
                             ------------------------------
                                As Authenticating Agent

                         By:
                             ------------------------------
                                    Authorized Officer


                                 ARTICLE SEVEN

                         CONCERNING THE SECURITYHOLDERS

     Section 7.1 Evidence of Action Taken by Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all Series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee, the Issuer and the Guarantor, if made in the manner provided in this Article.

     (b) The ownership of Registered Securities shall be proved by the Security register.

     (c) The amount of Unregistered Securities held by any Person executing any instrument or writing as a Securityholder, the numbers of such Unregistered Securities, and the date of his holding the same may be proved by the production of such Securities or by a certificate executed by any trust company, bank, broker or member of a national securities exchange (wherever situated), as depositary, if such certificate is in form satisfactory to the Trustee, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Unregistered Securities therein described; or such facts may be proved by the certificate or affidavit of the Person executing such instrument or writing as a Securityholder, if such certificate or affidavit is in form satisfactory to the Trustee. The Trustee, the Issuer and the Guarantor may assume that such ownership of any Unregistered Security continues until (i) another certificate or affidavit bearing a later date issued in respect of the same Unregistered Security is produced, or (ii) such Unregistered Security is produced by some other person, or (iii) such Unregistered Security is surrendered in exchange for a Registered Security, or
(iv) such Unregistered Security has been cancelled in accordance with Section 2.10.

     Section 7.2 Proof of Execution of Instruments. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

     Section 7.3 Holders to Be Treated as Owners. The Issuer, the Guarantor, the Trustee and any Agent of the Issuer, the Guarantor or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Security register for such Series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and interest on such Security and for all other purposes; and neither the Issuer, the Guarantor nor the Trustee nor any Agent of the Issuer, the

Guarantor or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

     Section 7.4 Securities Owned by Issuer or Guarantor Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all Series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer, the Guarantor or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, the Guarantor or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, the Guarantor or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, the Guarantor or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer and the Guarantor shall each furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Issuer and the Guarantor to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

     Section 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all Series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all Series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Guarantor, the Trustee and the Holders of all the Securities affected by such action.

     Section 7.6  Record Date for Determination of Holders Entitled to Vote.
The Issuer or the Guarantor may, in the circumstances permitted by the Trust Indenture Act, set a record date for the purpose of determining the Securityholders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action,
authorized or permitted to be given or taken by Securityholders.   If not set by
the Issuer or the Guarantor prior to the first solicitation of a Securityholder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 4.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly appointed proxies) shall be entitled to give or take, or vote on, the relevant action.


                                 ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES

     Section 8.1 Supplemental Indentures Without Consent of Securityholders. The Issuer and the Guarantor each, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more Series any property or assets;

          (b) to evidence the succession of another corporation to the Issuer or the Guarantor, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer or the Guarantor pursuant to Article Nine;

          (c) to add to the covenants of the Issuer or the Guarantor such further covenants, restrictions, conditions or provisions as their respective Boards of Directors and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such Series to waive such an Event of Default;

          (d) to evidence the assumption by the Guarantor of all of the rights and obligations of the Issuer hereunder with respect to a Series of Securities and under the Securities of such Series and the release of the Issuer from its liabilities hereunder and under such Securities as obligor on the Securities of such Series, all as provided in Section 2.15 hereof;

          (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Boards of Directors of the Issuer and the Guarantor may deem necessary or desirable and which shall not materially and adversely affect the interests of the Holders of the Securities or the Holders of any Coupons;

          (f) to establish the form or terms of Securities of any Series as permitted by Sections 2.1 and 2.3; or

          (g) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than the one trustee, pursuant to the requirements of
     Section 6.11.

     The Trustee is hereby authorized to join with the Issuer and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 8.2.

     Section 8.2 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article Seven) of the Holders of more than 50% of the aggregate principal amount of the Securities at the time Outstanding of all Series affected by such supplemental indenture (treated as one class), the Issuer and the Guarantor, when authorized by Board Resolutions, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such Series and any related Coupons; provided, that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 or the amount provable in bankruptcy pursuant to Section 5.2, or impair or affect the right of any Securityholder to institute suit for payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any Series, the consent of the Holders of which is required for any such supplemental indenture or (c) except as provided in Section 8.1(e), change the substantive provisions of the Guarantees, without the consent of the Holders of each Security so affected.

     Upon the request of the Issuer and the Guarantor, accompanied by a copy of the Board Resolution of each of the Issuer and the

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

Guarantor authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer and the Guarantor shall give notice in the manner and to the extent provided in Section 11.4 to the Holders of Securities of each Series affected thereby at their addresses as they shall appear on the registry books of the Issuers, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer or the Guarantor to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 8.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer, the Guarantor and the Holders of Securities of each Series and Holders of Coupons affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Officer's Certificate from each of the Issuer and the Guarantor and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Eight complies with the applicable provisions of this Indenture.

     Section 8.5 Notation on Securities in Respect of Supplemental Indentures. Securities of any Series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear, upon the direction of the

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

Issuer and the Guarantor, a notation in form satisfactory to the Trustee for such Series as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer, the Guarantor or the Trustee shall so determine, new Securities of any Series so modified as to conform, in the opinion of the Trustee and the Boards of Directors of the Issuer and the Guarantor, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer and the Guarantor, authenticated by the Trustee and delivered in exchange for the Securities of such Series then outstanding.


                                 ARTICLE NINE

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     Section 9.1 Guarantor May Consolidate, etc., on Certain Terms. The Guarantor covenants that it will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any Person, unless (i) the Guarantor shall be the continuing corporation, or the successor corporation or the Person which acquires by sale or conveyance substantially all the assets of the Guarantor (if other than the Guarantor) shall be a corporation organized under the laws of the United States or any State thereof and shall expressly assume the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Guarantor by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (ii) the Guarantor or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

     Section 9.2 Successor Corporation Substituted. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Guarantor, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Guarantor prior to such succession any or all of the Guarantees issuable hereunder which theretofore shall not have been signed by the Guarantor and delivered to the Trustee; and, upon the order of such successor corporation instead of the Guarantor and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities with the Guarantees of the Guarantor which previously shall have been signed and delivered by the officers of the Guarantor to the Trustee, and any Guarantees which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Guarantees theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Guarantees had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities and the Guarantees thereafter to be issued as may be appropriate.

     In the event of any such sale or conveyance the Guarantor or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Guarantees and may be liquidated and dissolved.

     Section 9.3 Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Opinion of Counsel, prepared in accordance with Section 11.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                  ARTICLE TEN

                      DEFEASANCE AND COVENANT DEFEASANCE

     Section 10.1 Option to Effect Defeasance or Covenant Defeasance. The Issuer or the Guarantor may elect, at their respective option at any time, to have Section 10.2 or Section 10.3 applied to any Securities or any Series of Securities, as the case may be, in accordance with and upon compliance with the conditions set forth below in this Article. Notwithstanding the previous sentence, if any Securities or any Series of Securities have been specifically designated pursuant to Section 2.3 as not being defeasible pursuant to either or both of Section 10.2 or Section 10.3 or as being defeasible pursuant to either or both of Section 10.2 or Section 10.3 only in accordance with requirements provided pursuant to Section 2.3, then the Issuer or the Guarantor either, as the case may be, (i) may not elect to have either or both of Section 10.2 or
Section 10.3 applied to such Securities or Series of Securities (as specified with respect to such Securities or Series of Securities pursuant to Section 2.3), or (ii) may elect to have either or both of Section 10.2 or Section 10.3 applied to such Securities or Series of Securities (as specified with respect to such Securities or Series of Securities pursuant to Section 2.3) in accordance with any applicable requirements provided pursuant to Section 2.3 with respect to such Securities or Series of Securities and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 2.3 for such Securities.

     Section 10.2 Defeasance and Discharge. Upon the Issuer's or the Guarantor's exercise of its respective option, if any, to have this section applied to any Securities or any Series of Securities, as the case may be, the Issuer and the Guarantor shall be deemed to have been discharged from their respective obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 10.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and that the Issuer and the Guarantor shall be deemed to have satisfied all their other respective obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer and the Guarantor, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 10.4 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when payments are due, (2) the obligations of the Company and the Guarantor with respect to such Securities under Sections 2.8, 2.9, 2.11, 3.2 and 3.4, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Issuer and the Guarantor may each exercise its respective option, if any, to have this Section applied to any Securities notwithstanding the prior exercise of its respective option, if any, to have Section 10.3 applied to such Securities.

     Section 10.3 Covenant Defeasance. Upon the exercise of the Issuer or the Guarantor of their respective option, if any, to have this Section applied to any Securities or any Series of Securities, as the case may be, (1) the Issuer and the Guarantor shall be released from their respective obligations under Sections 3.5, 3.6, 3.9, 3.10, and 4.3(d), and any covenants provided pursuant to Sections 2.3(20), 8.1(c) or 8.1(f) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Section 5.1(d) (with respect to any of Sections 3.5, 3.6, 3.9, 3.10, and 4.3(d), and any such covenants provided pursuant to Sections 2.3(20), 8.1(c) or 8.1(f)) and 5.1(g) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 10.4 are satisfied

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

(hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Issuer and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.1(d)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

     Section 10.4 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the application of Section 10.2 or Section
10.3 to any Securities or any Series of Securities as the case may be:

          (1) The Company or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.9 who shall agree to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligations" means (x) any security which is (i) a direct obligation of the United States for the payment of which the full faith and credit of the United States is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that

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

     (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

          (2) In the event of an election to have Section 10.2 apply to any Securities or any Series of Securities, as the case may be, the Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Issuer or the Guarantor has received from, or there has been published by the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such Opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          (3) In the event of an election to have Section 10.3 apply to any Securities or any Series of Securities, as the case may be, the Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (4) The Issuer shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same Series, if then listed on any securities exchange, will be delisted as a result of such deposit.

          (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.1(f) and
     (g), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

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

          (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of the Trust Indenture Act).

          (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer or the Guarantor is a party or by which the Issuer or the Guarantor is bound.

          (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder.

          (9) The Issuer and the Guarantor shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

     Section 10.5. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions. Subject to the provisions of Section 10.7, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 10.6, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 10.4 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

          The Issuer and the Guarantor shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 10.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer or the Guarantor from time to time upon Issuer Request or Guarantor Request any

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

money or U.S. Government Obligations held by it as provided in Section 10.4 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.


     Section 10.6. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Issuer and the Guarantor have been discharged or released pursuant to Section 10.2 or
10.3 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to
Section 10.5 with respect to such Securities in accordance with this Article; provided, however, that if the Issuer or the Guarantor make any payment of principal of or any premium or interest on any such Security following such reinstatement of their obligations, the Issuer and the Guarantor shall be subrogated to the rights, if any, of the Holders of such Securities to receive such payment from the money so held in trust.

     Section 10.7 Return of Unclaimed Moneys Held by Trustee and Paying Agent. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of or interest on any Security of any Series or Coupons and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer or the Guarantor and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer or the Guarantor, as appropriate, by the Trustee for such Series or such Paying Agent, and the Holder of the Security of such Series or Holders of Coupons appertaining thereto shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer and the Guarantor for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease.

     Section 10.8 Satisfaction and Discharge of Indenture. Upon the written request signed on behalf of the Issuer by any of its directors or officers and delivered to the Trustee, this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein

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

expressly provided for), and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1) either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer or the Guarantor and thereafter repaid to the Issuer or the Guarantor or discharged from such trust, as provided in Section 10.4) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i) have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer or the Guarantor, and the Issuer or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Issuer or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Issuer or the Guarantor; and

          (3) the Issuer or the Guarantor has delivered to the Trustee an Officers' Certificate and Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer and the Guarantor to the

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

Trustee under Section 6.6, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 6.5 and Section 10.7 shall survive.

                                 ARTICLE ELEVEN

                            MISCELLANEOUS PROVISIONS

     Section 11.1 Incorporators, Stockholders, Officers and Directors of Issuer and Guarantor Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security or Coupon appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer, the Guarantor or of any successor, either directly or through the Issuer, the Guarantor or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

     Section 11.2 Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities or Coupons, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto, any Paying Agent and their successors hereunder and the Holders of the Securities and Coupons, if any, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

     Section 11.3 Successors and Assigns of Issuer and Guarantor Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer or the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

     Section 11.4 Notices and Demands on Issuer, Guarantor, Trustee and Securityholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee, by the Holders of Securities, or by the Holders of Coupons to or on the Issuer or the Guarantor may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer or the Guarantor is filed by the Issuer or the Guarantor with the Trustee) to (i) the Issuer c/o

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

Tupperware Corporation, P.O. Box 2353, Orlando, Florida 32802  Attention:
_______________; and (ii) the Guarantor at P.O. Box 2353, Orlando, Florida 32802
Attention: _________________, except that any notices required or permitted to be given under Section 5.1 hereof shall be given or served by registered or certified mail only. Any notice, direction, request or demand by the Issuer, the Guarantor or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

     Where this Indenture provides for notice to Holders of any event, (1) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first-class mail, postage prepaid to such Registered Holders as their names and addresses appear in the Security register within the time prescribed and (2) if any of the Securities affected by such event are Unregistered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if published once in a newspaper of general circulation in [NEW YORK, NEW YORK] and in such other city or cities as may be specified in such Securities within the time prescribed. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

     In case, by reason of the suspension of or irregularities in regular mail service, or by reason of any other cause, it shall be impracticable to mail notice to the Issuer, the Guarantor and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     In case it shall be impracticable to publish notice to Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 11.5 Officer's Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 4.3(d)) shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of an officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer or the Guarantor, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer or the Guarantor, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Issuer, the Guarantor or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer or the Guarantor, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

     Section 11.6 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities of any Series or Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment, and no interest shall accrue for the period after such date.

     Section 11.7 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317 of the Trust Indenture Act, by the operation of Section 318(c) thereof, such imposed duties shall control, except as, and to the extent, expressly excluded from this Indenture, as permitted by the Trust Indenture Act. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

     Section 11.8 New York Law to Govern; Submission to Jurisdiction. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State.

     The Issuer has irrevocably submitted to the non-exclusive jurisdiction of any New York State or United States federal court sitting in The City and County of New York over any suit, action or proceeding arising out of or relating to this Indenture or the Securities of any Series. The Issuer has appointed ______________________________ as its agent upon whom process may be served in any such suit, action or proceeding, with a copy to the Issuer c/o Tupperware Corporation, P.O. Box 2353, Orlando, Florida 32802 Attention:
____________________; provided that failure to deliver any such copy to the Issuer shall not affect the validity or effectiveness of any such service of process.

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

     Section 11.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     Section 11.10 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 11.11 Determination of Principal Amount. In determining whether the Holders of the requisite principal amount of outstanding Securities of any Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1 and the principal amount of any Securities denominated in a Foreign Currency that shall be deemed to be outstanding for such purposes shall be determined by converting the Foreign Currency or the specified amount of each Component Currency into Dollars at the Market Exchange Rate as of the date of such determination.


                                ARTICLE TWELVE

                  REDEMPTION OF SECURITIES AND SINKING FUNDS

     Section 12.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any Series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a Series except as otherwise specified as contemplated by Section 2.3 for Securities of such Series.

     Section 12.2 Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Securities of any Series to be redeemed as a whole or in part at the option of the Issuer shall be given by giving notice of such redemption as provided in Section 11.4, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such Series. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a Series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such Series.

     The notice of redemption to each such Holder shall specify the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, and that, unless otherwise specified in such notice, Coupon Securities, if any, surrendered for payment must be accompanied by all Coupons maturing subsequent to the redemption date, failing which the amount of any such missing Coupon or Coupons will be deducted from the sum due for payment, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue and that, if less than all of the Outstanding Securities of a Series are to be redeemed, the identification and principal amount of the Securities to be redeemed. In case any Security of a Series is to be redeemed in part, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such Series in principal amount equal to the unredeemed portion thereof will be issued.

     The notice of redemption of Securities of any Series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

     On or prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more Paying Agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities of such Series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the Outstanding Securities of a Series are to be redeemed, the Issuer will deliver to the Trustee at least 60 days prior to the date fixed for redemption an Officer's Certificate stating the aggregate principal amount of Securities to be redeemed.

     If less than all the Securities of a Series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such Series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such Series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such Series selected for redemption and, in the case of any Securities of such Series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any Series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     Section 12.3 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 6.5 and 10.7, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semiannual payment of interest on Registered Securities becoming due on the date fixed for redemption shall be payable to the Holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.7 hereof.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest borne by the Security.

     Upon presentation of any Security redeemed in part only and any Coupons appertaining thereto, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or

Securities and any Coupons appertaining thereto, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

     Section 12.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 60 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Issuer, (b) the Guarantor or (c) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor.

     Section 12.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Securities of any Series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any Series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

     In lieu of making all or any part of any mandatory sinking fund payment with respect to any Series of Securities in cash, the Issuer may at its option
(a) deliver to the Trustee Securities of such Series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such Series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such Series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such Series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

     On or before the sixtieth day next preceding each sinking fund payment date for any Series, the Issuer will deliver to the Trustee an Officer's Certificate
(a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such Series, (b) stating that none of the Securities of such Series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such

Series have occurred (which have not been waived or cured) and are continuing,
(d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such Series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date and (e) specifying such sinking fund payment date. Any Securities of such Series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such written statement (or reasonably promptly thereafter if acceptable to the Trustee). Such written statement shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such sixtieth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such Series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such Series in respect thereof and
(ii) that the Issuer will make no optional sinking fund payment with respect to such Series as provided in this Section.

     If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Issuer shall so request) with respect to the Securities of any particular Series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such Series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 12.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such Series to absorb said cash, as nearly as may be possible, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such Series (or portions thereof) so selected. Securities of any Series which are identified by registration and certificate number in an Officer's Certificate at least 60 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Issuer, the Guarantor or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor shall be excluded from Securities of such Series eligible for selection for redemption. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so notify the Trustee in writing) shall cause notice of redemption of the Securities of such Series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such Series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such Series shall be added to the next cash sinking fund payment for such Series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular Series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such Series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such Series at maturity.

     On or before each sinking fund payment date, the Issuer or the Guarantor shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date.

     The Trustee shall not redeem or cause to be redeemed any Securities of a Series with sinking fund moneys or mail or publish any notice of redemption of Securities for such Series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing or publication of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such Series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.10 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                               ARTICLE THIRTEEN

                         PAYMENT OF ADDITIONAL AMOUNTS

     Section 13.1 Applicability of Article. The provisions of this Article Thirteen shall apply to each series of Securities issued under this Indenture unless otherwise specified pursuant to Section 2.3.

     Section 13.2 Payment of Additional Amounts. If any deduction or withholding for any present or future taxes, assessments or other governmental charges of The Netherlands or any political subdivision or taxing authority thereof or therein, shall at any time be required in respect of any amounts to be paid by the Issuer, the Guarantor or any paying agent under any series of Securities to which this Article Thirteen is applicable, the Issuer will pay as additional interest such additional amounts as may be necessary in order that the net amounts paid to the Holder of any Security pursuant to the terms of such Security, after such deduction or withholding, will be not less than the amounts specified in such Security to be then due and payable; provided, however, that the Issuer shall not be required to make any payment of additional amounts for or on account of:

          (a) any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and The Netherlands or any political subdivision or territory or possession of The Netherlands or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident or treated as a resident thereof, being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of such Security (where presentation is required) for payment on a date more than 20 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurs later;

          (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

          (c) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of or interest on such Security;

          (d) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner with a request of the Issuer addressed to the Holder to provide information concerning the nationality, residence or identity of the Holder or beneficial owner of such Security, and to make such declaration or other similar claim or reporting requirement, which is required by a statute, treaty or regulation of The Netherlands as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

          (e) any combination of items (a), (b), (c) and (d) above;

     nor will additional amounts be paid with respect to any payment of the principal of or interest on any such Security to any such Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of The Netherlands (or any political subdivision or taxing authority of or in The Netherlands) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security.

     The Securities are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable thereto. Except as specifically provided in this Article Thirteen or elsewhere in this Indenture, the Issuer shall not be required to pay additional amounts with respect to any taxes, assessments or governmental charges imposed by any government or a political subdivision or taxing authority thereof or therein.

     Section 13.3 Optional Tax Redemption. If as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of The Netherlands (or any political subdivision or taxing authority thereof or therein), or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which The Netherlands is a party, which change, execution or amendment becomes effective on or after the original issue date of the Securities of a series to which this Article Thirteen is applicable, the Issuer or the Guarantor has been or will be required to pay additional amounts in accordance with Section 13.02, the Issuer or the Guarantor may, at its option, redeem the Securities of such series, as a whole but not in part, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for redemption. Redemption pursuant to this Section 13.03 shall be made in accordance with the provisions of Article Twelve.

                       [Signatures appear on next page]

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereto affixed and attested, all as of the day and year first above written.


ATTEST:                               TUPPERWARE FINANCE COMPANY B.V.



By                                    By
  ---------------------------           ----------------------------------
  Name:                                 Name:
  Title:                                Title:


[CORPORATE SEAL]



ATTEST:                               TUPPERWARE CORPORATION



By                                    By
  ---------------------------           ----------------------------------
  Name:                                 Name:
  Title:                                Title:


[CORPORATE SEAL]



ATTEST:
                                        ----------------------------------
                                           as Trustee



By                                    By
  ---------------------------           ----------------------------------
  Name:                                 Name:
  Title:                                Title:


[CORPORATE SEAL]

STATE OF __________    )
                       )   SS:
COUNTY OF _________    )

     On this ____ day of ________, 1996, before me personally came _________________, to me personally known, who, being by me duly sworn, did depose and say that he resides at ___________________ and that he is a _________________ of Tupperware Finance Company B.V., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

                                        -------------------------------
                                                 Notary Public

STATE OF __________          )
                             )   SS:
COUNTY OF _________          )

     On this ____ day of ________, 1996, before me personally came _________________, to me personally known, who, being by me duly sworn, did depose and say that he resides at ___________________ and that he is a _________________ of Tupperware Corporation, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

                                        -------------------------------
                                                 Notary Public

STATE OF _________     )
                       )    SS:
COUNTY OF ________     )

     On this ____ day of __________, 1996, before me personally came ________________, to me personally known, who, being by me duly sworn, did depose and say that he resides at _______________; that he is a _________________ of ___________________, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

                                        -------------------------------
                                                 Notary Public

                                                                       Exhibit A

                      [FORM OF CERTIFICATE TO BE GIVEN BY
                  PERSON ENTITLED TO RECEIVE BEARER SECURITY]

                                  CERTIFICATE

                        TUPPERWARE FINANCE COMPANY B.V.

                  [Description of Securities to be delivered]

     This is to certify that the above-captioned Securities are not being acquired by or on behalf of a United States Person or by persons who have purchased such Securities for offer to resell or resale to any U.S. Persons or any person in the United States or, if a beneficial interest in the Securities is being acquired by or on behalf of a United States Person, that such person is a financial institution within the meaning of Section 1.1.65-12(c)(1)(v) of the United States Treasury regulations which agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and which is not purchasing for offer to resell or resale inside the United States. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the above-captioned Securities in bearer form purchased from it; provided, however, that if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not deliver a Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

     As used herein, "United States Person" means any citizen or resident of the United States of America (including the States and the District of Columbia) and its territories, its possessions and all areas subject to its jurisdiction ("United States"), including any corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof and any estate or trust which is subject to United States federal income taxation regardless of the source of its income.

     We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities.

     We understand that this certificate is required in connection with United States securities and tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.

Dated:  ____________, 19__
[To be dated on or after
___________, 19__ (the date
determined pursuant to the
Indenture)]

                                [Name of person entitled to
                                receive Security]


                                By:  _________________________


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